Exhibit 13

SEP 29

Hi <<First Name>>,

Last week, we announced the launch of our “Test the Waters” equity crowdfunding campaign taking place on WorthPoint.com. This is your opportunity to express interest to invest in a company that has brought tens of thousands of people the information they need to make educated, informed decisions about purchasing and selling art, antiques, and vintage collectibles.

RESERVE SHARES

In case you did not reserve your shares last week, we encourage you to visit the campaign page today. By joining us during this phase of the campaign you will receive first access to information regarding the next steps of our equity crowdfunding offering.

With the funds raised from our offering, we plan to do the following:

•	Improve our mobile tools and visual recognition products
•	Increase the speed of personalized homeowner products and analytical tools
•	Incorporate more extensive auction houses
•	Integrate new membership functions, including more items in our Library, MAPS and Worthopedia price guide as well as accredited online courses from subject matter experts
•	Secure working capital

Reserve your shares and become a pivotal part of WorthPoint's future. Thank you for your continued support.

Sincerely,

Will Seippel

WorthPoint Corporation

WORTHPOINT CORPORATION IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WORTHPOINT CORPORATION IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WORTHPOINT CORPORATION DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY WORTHPOINT CORPORATION WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, WORTHPOINT CORPORATION ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT.  WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE WORTHPOINT CORPORATION’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WORTHPOINT CORPORATION DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

OCT 13

Hi <<First Name>>,

Believe it or not, millennials will become the new collectors. According to Accenture Consulting, millennials (18-35) outnumber Baby Boomers by millions and stand to inherit $30 trillion worth of assets transferred from the generation of Baby Boomers in the upcoming years.

Not only that but this new army of young investors, collectors and buyers do everything online, where it’s easy and quick. Here at WorthPoint, we consider ourselves to be ahead of the game with our convenient and easy to use website as well as a mobile app that allows users of all ages to conduct the research necessary to buy, sell, trade, or simply discover the value of their treasures.

Now, a few weeks into ‘Test The Waters’, we invite everyone to consider indicating their interest to invest in WorthPoint; a growing company that arguably offers the best resource tools available. The funds from the upcoming investment phase should enable us to further build out our research tools and user interface to match the growing needs of the market and its high-tech young players.

Make your mark with WorthPoint and begin your journey towards becoming an investor in a company that is ready to serve a surging market. To learn more about this upcoming investment opportunity, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

OCT 20 – SAME EMAIL AS ABOVE SENT TO UN-OPENED

OCT 27

Hi <<First Name>>,

WorthPoint is thrilled to welcome Suzanne A. Wells to the WorthPoint community. The veteran eBay selling coach and blogger has partnered with WorthPoint in the mammoth task of listing and selling WorthPoint CEO Will Seippel’s personal collection on eBay. Will’s eBay store currently lists almost 4000 items, with another 100,000 to be added — Suzanne estimates this will keep her busy through 2017.

With over a decade of experience, Suzanne has made a career of selling on eBay and teaching others this valuable skill. She is a trusted resource and influencer in the eBay community as well as a writer on blogs and websites. She has built a loyal following of at-home eBay sellers who visit her sites for advice, motivation, and understanding of how to make money on one of the world’s largest marketplaces.

Suzanne discusses the WorthPoint CEO’s downsizing on her blog here, and if you’d like to follow along, she is documenting the grand adventure from start to finish in her Youtube channel here.

As any picker, collector, or seller knows, having up-to-date, first-hand access to pricing information is key to a successful business or hobby — WorthPoint offers exactly that.

WorthPoint plans to invite the public to become shareholders in the company. To learn more about this upcoming investment opportunity and express your interest to invest, visit the campaign page.

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

SEP 29

Hi <<First Name>>,

Last week, we announced the launch of our “Test the Waters” equity crowdfunding campaign taking place on WorthPoint.com. This is your opportunity to express interest to invest in a company that has brought tens of thousands of people the information they need to make educated, informed decisions about purchasing and selling art, antiques, and vintage collectibles.

RESERVE SHARES

In case you did not reserve your shares last week, we encourage you to visit the campaign page today. By joining us during this phase of the campaign you will receive first access to information regarding the next steps of our equity crowdfunding offering.

With the funds raised from our offering, we plan to do the following:

•	Improve our mobile tools and visual recognition products
•	Increase the speed of personalized homeowner products and analytical tools
•	Incorporate more extensive auction houses
•	Integrate new membership functions, including more items in our Library, MAPS and Worthopedia price guide as well as accredited online courses from subject matter experts
•	Secure working capital

Reserve your shares and become a pivotal part of WorthPoint's future. Thank you for your continued support.

Sincerely,

Will Seippel

WorthPoint Corporation

WORTHPOINT CORPORATION IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WORTHPOINT CORPORATION IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WORTHPOINT CORPORATION DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY WORTHPOINT CORPORATION WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, WORTHPOINT CORPORATION ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT.  WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE WORTHPOINT CORPORATION’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WORTHPOINT CORPORATION DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

OCT 13

Hi <<First Name>>,

Believe it or not, millennials will become the new collectors. According to Accenture Consulting, millennials (18-35) outnumber Baby Boomers by millions and stand to inherit $30 trillion worth of assets transferred from the generation of Baby Boomers in the upcoming years.

Not only that but this new army of young investors, collectors and buyers do everything online, where it’s easy and quick. Here at WorthPoint, we consider ourselves to be ahead of the game with our convenient and easy to use website as well as a mobile app that allows users of all ages to conduct the research necessary to buy, sell, trade, or simply discover the value of their treasures.

Now, a few weeks into ‘Test The Waters’, we invite everyone to consider indicating their interest to invest in WorthPoint; a growing company that arguably offers the best resource tools available. The funds from the upcoming investment phase should enable us to further build out our research tools and user interface to match the growing needs of the market and its high-tech young players.

Make your mark with WorthPoint and begin your journey towards becoming an investor in a company that is ready to serve a surging market. To learn more about this upcoming investment opportunity, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

OCT 20 – SAME EMAIL AS ABOVE SENT TO UNOPENED

OCT 27

Hi <<First Name>>,

WorthPoint is thrilled to welcome Suzanne A. Wells to the WorthPoint community. The veteran eBay selling coach and blogger has partnered with WorthPoint in the mammoth task of listing and selling WorthPoint CEO Will Seippel’s personal collection on eBay. Will’s eBay store currently lists almost 4000 items, with another 100,000 to be added — Suzanne estimates this will keep her busy through 2017.

With over a decade of experience, Suzanne has made a career of selling on eBay and teaching others this valuable skill. She is a trusted resource and influencer in the eBay community as well as a writer on blogs and websites. She has built a loyal following of at-home eBay sellers who visit her sites for advice, motivation, and understanding of how to make money on one of the world’s largest marketplaces.

Suzanne discusses the downsizing on her blog here, and if you’d like to follow along, she is documenting the grand adventure from start to finish in her YouTube channel here.

As any picker, collector, or seller knows, having up-to-date, first-hand access to pricing information is key to a successful business or hobby — WorthPoint offers exactly that.

WorthPoint plans to invite the public to become shareholders in the company. To learn more about this upcoming investment opportunity and to express your interest to invest, click the button below.

Indicate Interest

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

SEP 29

Hello <<First Name>>,

Last week, we announced the launch of our “Test the Waters” equity crowdfunding campaign taking place on WorthPoint.com. This is your opportunity to express interest to invest in a company that has brought tens of thousands of people the information they need to make educated, informed decisions about purchasing and selling art, antiques, and vintage collectibles.

RESERVE SHARES

In case you did not reserve your shares last week, we encourage you to visit the campaign page today. By joining us during this phase of the campaign you will receive first access to information regarding the next steps of our equity crowdfunding offering.

With the funds raised from our offering, we plan to do the following:

•	Improve our mobile tools and visual recognition products
•	Increase the speed of personalized homeowner products and analytical tools
•	Incorporate more extensive auction houses
•	Integrate new membership functions, including more items in our Library, MAPS and Worthopedia price guide as well as accredited online courses from subject matter experts
•	Provide liquidity to share holders
•	Secure working capital

Reserve your shares today and become a pivotal part of WorthPoint's future.

Sincerely,

Will Seippel, CEO

WorthPoint Corporation

WORTHPOINT CORPORATION IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WORTHPOINT CORPORATION IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WORTHPOINT CORPORATION IS PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY WORTHPOINT CORPORATION WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, WORTHPOINT CORPORATION ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT.  WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE WORTHPOINT CORPORATION’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WORTHPOINT CORPORATION DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

OCT 13

Hello <<First Name>>,

Believe it or not, millennials will become the new collectors. According to Accenture Consulting, millennials (18-35) outnumber Baby Boomers by millions and stand to inherit $30 trillion worth of assets transferred from the generation of Baby Boomers in the upcoming years. Not only that, but this new army of young investors, collectors, and buyers do everything online, where it’s easy and quick. Here at WorthPoint, we consider ourselves to be ahead of the game with our convenient and easy to use website as well as a mobile app that allows users of all ages to conduct the research necessary to buy, sell, trade, or simply discover the value of their treasures.

Now, a few weeks into the ‘Test The Waters’ phase, we invite everyone to consider indicating their interest to invest in WorthPoint; a growing company that arguably offers the best resource tools available. The funds from the upcoming investment phase should enable us to further build out our research tools and user interface to match the growing needs of the market and its high-tech young players.

Make your mark with WorthPoint, and begin your journey towards becoming an investor in a company that is ready to serve a surging market. To learn more about this upcoming investment opportunity, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel, CEO

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

OCT 20 – SAME EMAIL AS ABOVE (SENT TO UN-OPENED)

OCT 27

Hello <<First Name>>,

WorthPoint is thrilled to welcome Suzanne A. Wells to the WorthPoint community. The veteran eBay selling coach and blogger has partnered with WorthPoint in the mammoth task of listing and selling WorthPoint CEO Will Seippel’s personal collection on eBay. Will’s eBay store currently lists almost 4000 items, with another 100,000 to be added — Suzanne estimates this will keep her busy through 2017.

With over a decade of experience, Suzanne has made a career of selling on eBay and teaching others this valuable skill. She is a trusted resource and influencer in the eBay community as well as a writer on blogs and websites. She has built a loyal following of at-home eBay sellers who visit her sites for advice, motivation, and understanding of how to make money on one of the world’s largest marketplaces.

Suzanne discusses the downsizing on her blog here, and if you’d like to follow along, she is documenting the grand adventure from start to finish in her Youtube channel here.

As any picker, collector, or seller knows, having up-to-date, first-hand access to pricing information is key to a successful business or hobby — WorthPoint offers exactly that.

WorthPoint plans to invite the public to become shareholders in the company. To learn more about this upcoming investment opportunity and to express your interest to invest, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel, CEO

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

SEP 29

Hi <<First Name>>,

Last week, we announced the launch of our “Test the Waters” equity crowdfunding campaign taking place on WorthPoint.com. This is your opportunity to express interest to invest in a company that has brought tens of thousands of people the information they need to make educated, informed decisions about purchasing and selling art, antiques, and vintage collectibles.

RESERVE SHARES

In case you did not reserve your shares last week, we encourage you to visit the campaign page today. By joining us during this phase of the campaign you will receive first access to information regarding the next steps of our equity crowdfunding offering.

With the funds raised from our offering, we plan to do the following:

•	Improve our mobile tools and visual recognition products
•	Increase the speed of personalized homeowner products and analytical tools
•	Incorporate more extensive auction houses
•	Integrate new membership functions, including more items in our Library, MAPS and Worthopedia price guide as well as accredited online courses from subject matter experts
•	Secure working capital

Reserve your shares and become a pivotal part of WorthPoint's future. Thank you for your continued support.

Sincerely,

Will Seippel

WorthPoint Corporation

WORTHPOINT CORPORATION IS “TESTING THE WATERS” UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WORTHPOINT CORPORATION IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WORTHPOINT CORPORATION DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY WORTHPOINT CORPORATION WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, WORTHPOINT CORPORATION ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT.  WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE WORTHPOINT CORPORATION’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WORTHPOINT CORPORATION DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

OCT 13

Hi <<First Name>>,

Believe it or not, millennials will become the new collectors. According to Accenture Consulting, millennials (18-35) outnumber Baby Boomers by millions and stand to inherit $30 trillion worth of assets transferred from the generation of Baby Boomers in the upcoming years.

Not only that but this new army of young investors, collectors and buyers do everything online, where it’s easy and quick. Here at WorthPoint, we consider ourselves to be ahead of the game with our convenient and easy to use website as well as a mobile app that allows users of all ages to conduct the research necessary to buy, sell, trade, or simply discover the value of their treasures.

Now, a few weeks into ‘Test The Waters’, we invite everyone to consider indicating their interest to invest in WorthPoint; a growing company that arguably offers the best resource tools available. The funds from the upcoming investment phase should enable us to further build out our research tools and user interface to match the growing needs of the market and its high-tech young players.

Make your mark with WorthPoint and begin your journey towards becoming an investor in a company that is ready to serve a surging market. To learn more about this upcoming investment opportunity, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047

OCT 20 – SAME EMAIL AS ABOVE SENT TO UN-OPENED

OCT 27

Hi <<First Name>>,

WorthPoint is thrilled to welcome Suzanne A. Wells to the WorthPoint community. The veteran eBay selling coach and blogger has partnered with WorthPoint in the mammoth task of listing and selling WorthPoint CEO Will Seippel’s personal collection on eBay. Will’s eBay store currently lists almost 4000 items, with another 100,000 to be added — Suzanne estimates this will keep her busy through 2017.

With over a decade of experience, Suzanne has made a career of selling on eBay and teaching others this valuable skill. She is a trusted resource and influencer in the eBay community as well as a writer on blogs and websites. She has built a loyal following of at-home eBay sellers who visit her sites for advice, motivation, and understanding of how to make money on one of the world’s largest marketplaces.

Suzanne discusses the downsizing on her blog here, and if you’d like to follow along, she is documenting the grand adventure from start to finish in her YouTube channel here.

As any picker, collector, or seller knows, having up-to-date, first-hand access to pricing information is key to a successful business or hobby — WorthPoint offers exactly that.

WorthPoint plans to invite the public to become shareholders in the company. To learn more about this upcoming investment opportunity and to express your interest to invest, click the button below.

INDICATE INTEREST

Sincerely,

Will Seippel

WorthPoint Corporation

WorthPoint Corporation is undertaking a public offering pursuant to Regulation A under the Securities Act of 1933, as amended. No money or other consideration is being solicited at this time with respect to such offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

The offering materials may contain forward-looking statements and information relating to, among other things, WorthPoint Corporation its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause WorthPoint Corporation's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WorthPoint Corporation does not undertake any obligation to revise or update these forward-looking statements to reflects events or circumstances after such date or to reflect the occurrence of unanticipated events.

All securities-related activity is conducted by North Capital Private Securities Corporation, a registered broker-dealer, and member FINRA, SIPC, located at 623 E Ft. Union Blvd, Suite 101, Salt Lake City, Utah 84047